                                                                      Exhibit 32

                           Section 1350 Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of SL Industries, Inc., a New Jersey corporation (the "Corporation"), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Warren Lichtenstein
---------------------------------
Warren Lichtenstein
Chairman and Chief Executive Officer
March 22, 2004

/s/ David R. Nuzzo
---------------------------------
David R. Nuzzo
Chairman and Chief Executive Officer
March 22, 2004

                                      F-67